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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2002

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                           PRUDENTIAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

       New Jersey                  001-16707                   22-3703799
(State or other jurisdiction     (Commission File          (I.R.S. Employer
      of incorporation)               Number)              Identification No.)


                                751 Broad Street
                            Newark, New Jersey 07102
              (Address of principal executive offices and zip code)

                                 (973) 802-6000
              (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure

         On August 7, 2002, Prudential Financial, Inc., a New Jersey Corporation, issued a press release announcing organizational changes, a copy of which is attached hereto as Exhibit 99.0 and is furnished herein.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2002       Prudential Financial, Inc.

                           By: /s/  Anthony S. Piszel

                           ---------------------------------------
                           Name: Anthony S. Piszel
                           Title: Controller (Principal Accounting Officer)

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                                  Exhibit Index

Exhibit
No.                                         Description
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99.0       Press Release of Prudential Financial, Inc., dated August 7,2002.




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